Exhibit 99.1

Sean Collins

817-967-1577

mediarelations@aa.com

FOR RELEASE: Wednesday, Nov. 27, 2013

AMR Corporation Announces Conversion Rate for Holders

of Convertible Election Notes

FORT WORTH, Texas — AMR Corporation (“AMR”), the parent company of American Airlines, Inc., today announced the applicable Conversion Rate (as defined below) for holders (each, a “Holder”) of Allowed AMR General Unsecured Guaranteed Claim in AMR Class 3 with respect to the 6.25% Convertible Senior Notes due 2014 (CUSIP # 001765BC9) and the 4.5% Convertible Notes due 2024 (CUSIP # 001765BB1) issued by AMR (each such claim, a “Convertible Note Claim”).

Pursuant to Section 5.15 of the Fourth Amended Joint Chapter 11 Plan of AMR and its related debtors, dated September 23, 2013 (as the same may be amended, supplemented, or modified from time to time, the “Plan”), and the corresponding Election Instructions previously provided (the “Election Instructions”), any holder of an Allowed Convertible Note Claim has the right to irrevocably elect to have all or any portion of its Allowed Convertible Note Claim treated under the Plan as an Allowed AMR Equity Interest in AMR Class 5 as a result of the “deemed conversion” of the Convertible Notes to which the Allowed Convertible Note Claim relates into a number of shares of AMR Common Stock (a “Conversion Election”).

Assuming an Effective Date of December 9, 2013, if a valid Conversion Election is made with respect to an Allowed Convertible Note Claim, the Convertible Notes underlying the portion of the Allowed Convertible Note Claim with respect to which such Conversion Election is made (such Convertible Notes, the “Convertible Election Notes”), which portion can be any amount up to the full amount of the Allowed Convertible Note Claim, will be treated under the Plan as an Allowed AMR Equity Interest in AMR Class 5 in an amount that corresponds to the number of shares of AMR Common Stock that would have been issued upon conversion of the Convertible Election Notes, as calculated pursuant the Plan as described in the Election Instructions.

For these purposes, the deemed Conversion Rate (as applicable, the “Conversion Rate”):

•	for the 6.25% Convertible Senior Notes due 2014 (CUSIP # 001765BC9) will be 109.5784 shares of AMR Common Stock per $1,000 of principal amount thereof; and

•	for the 4.5% Convertible Notes due 2024 (CUSIP # 001765BB1) will be 47.8155 shares of AMR Common Stock per $1,000 of principal amount thereof.

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AMR Corporation Announces Conversion Rate for Holder of Convertible Election Notes

Nov. 27, 2013

The deadline for making elections to have Convertible Note Claims treated as Allowed AMR Equity Interests in AMR Class 5 is 5:00 P.M., New York City Time, on Friday, November 29, 2013, unless extended by AMR.

Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan and the Election Instructions.

About American Airlines

American Airlines focuses on providing an exceptional travel experience across the globe, serving more than 260 airports in more than 50 countries and territories. American’s fleet of nearly 900 aircraft fly more than 3,500 daily flights worldwide from hubs in Chicago, Dallas/Fort Worth, Los Angeles, Miami and New York. American flies to nearly 100 international locations including important markets such as London, Madrid, Sao Paulo and Tokyo. With more than 500 new planes scheduled to join the fleet, including continued deliveries of the Boeing 737 family of aircraft and new additions such as the Boeing 777-300ER and the Airbus A320 family of aircraft, American is building toward the youngest and most modern fleet among major U.S. carriers. American’s website, AA.com®, provides customers with easy access to check and book fares, and personalized news, information and travel offers. American’s AAdvantage® program, voted Airline Program of the Year at the 2013 Freddie Awards, lets members redeem miles for flights to almost 950 destinations worldwide, as well as flight upgrades, vacation packages, car rentals, hotel stays and other retail products. The airline also offers nearly 40 Admirals Club® locations worldwide providing comfort, convenience, and an environment with a full range of services making it easy for customers to stay productive without interruption. American is a founding member of the oneworld® alliance, which brings together some of the best and biggest airlines in the world, including global brands like British Airways, Cathay Pacific, Iberia Airlines, Japan Airlines, LAN and Qantas. Together, its members serve more than 840 destinations served by some 9,000 daily flights to nearly 160 countries and territories. Connect with American on Twitter @AmericanAir or Facebook.com/AmericanAirlines. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AMR Corporation common stock trades under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group.

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. These forward-looking statements are based on AMR’s and US Airways Group’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the challenges and costs of the proposed transaction, including integrating operations and our ability to achieve anticipated annual net synergies of more than $1 billion in 2015; the effects of divestitures pursuant to the settlement with the Department of Justice and certain states; the price of, market for and potential market price volatility of US Airways Group common stock, AMR common stock and the common stock and preferred stock of American Airlines Group following the closing of the proposed transaction; significant liquidity requirements and substantial levels

AMR Corporation Announces Conversion Rate for Holder of Convertible Election Notes

Nov. 27, 2013

of indebtedness of the combined company following the closing; potential limitations on the use of certain tax attributes following the closing; failure of the proposed transaction to be completed; and other economic, business, competitive, and/or regulatory factors affecting the business of the combined company after the closing and the businesses of US Airways Group’s and AMR generally, including those set forth in the filings of US Airways Group and AMR with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings, including the registration statement and the proxy statement/prospectus related to the proposed transaction. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Neither AMR nor US Airways Group assumes any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

Additional Information and Where To Find It

INVESTORS AND SECURITY HOLDERS OF US AIRWAYS GROUP ARE URGED TO READ THE RELEVANT DOCUMENTS FILED BY AMR AND US AIRWAYS GROUP WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of AMR’s and US Airways Group’s SEC filings through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by US Airways Group can be obtained free of charge on US Airways Group’s website at www.usairways.com or by directing a written request to US Airways Group, Inc., 111 West Rio Salado Parkway, Tempe, Arizona 85281, Attention: Vice President, Legal Affairs. Copies of the documents filed with the SEC by AMR can be obtained free of charge on AMR’s website at www.aa.com or by directing a written request to AMR Corporation, P.O. Box 619616, MD 5675, Dallas/Fort Worth International Airport, Texas 75261-9616, Attention: Investor Relations or by emailing investor.relations@aa.com.

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SOURCE AMR Corporation